UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific, Suite 2900
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 18 and 19, 2008, the management of Regency Energy Partners LP, or the Partnership, will make presentations at the 2008 UBS MLP Conference including the expansion of its Regency Intrastate Pipeline to serve the Haynesville Shale production area. The presentation will include details on the rationale for the project, sources of financing, amount and timing of planned incremental capacity, indications of demand for transmission services, and expectations of returns on the investment. A copy of the presentation is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Regency Energy Partners LP Presentation to the UBS MLP Conference dated September 18, 2008.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner
By:	/s/ Dan Fleckman
Dan Fleckman
Executive Vice President, Chief Legal Officer

September 18, 2008